UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 14, 2005

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LOYALTYPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or other jurisdiction of incorporation)	000-21235 (Commission File No.)	11-2780723 (IRS Employer Identification No.)

3885 Crestwood Parkway
Suite 550
Duluth, GA 30096

(770) 638-5101

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02

Termination of a Material Definitive Agreement.

On July 8, 2005, S.P. Richards Company terminated its Reseller Agreement (the “Agreement”) with our wholly owned subsidiary, Schoolpop, Inc., which was dated April 15, 2005.  We disclosed our entry into the Agreement on April 19, 2005 in a Report on Form 8-K.  Because we intended to seek confidential treatment, we did not disclose the identity of S.P. Richards Company at that time.  The Agreement provided for price rebates based upon the volume of products sold during a given year.  In terminating the Agreement, S.P. Richards Company stated that they did not believe we would meet the purchase volume requirements set forth in the Agreement, and also terminated the agreement for convenience which requires 90 days notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOYALTYPOINT, INC.

By:	/s/ Jeffrey S. Benjamin
Chief Financial Officer

Date: July 14, 2005

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